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                                   Exhibit 32

     Certifications of Principal Executive and Principal Financial Officers
                           Pursuant to 18 U.S.C. 1350

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          CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED
            PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

         In connection with the Annual Report of A. Schulman, Inc. (the "Company") on Form 10-K for the period ending August 31, 2004 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned officer of the Company does hereby certify that:

         (a) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

         (b) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Terry L. Haines
-----------------------------------------
Terry L. Haines
President and Chief Executive Officer of
A. Schulman, Inc.
November 12, 2004

          CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED
            PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

         In connection with the Annual Report of A. Schulman, Inc. (the "Company") on Form 10-K for the period ending August 31, 2004 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned officer of the Company does hereby certify that:

         (a) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

         (b) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Robert A. Stefanko
---------------------------------------------
Robert A. Stefanko
Executive Vice President - Finance and
Administration, and Chief Financial Officer of
A. Schulman, Inc.
November 12, 2004